Exhibit 33.5

Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc.

Management’s Assessment of Compliance

1.

Management of Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc., (the “Company” or “SPS”) is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the year ended December 31, 2018 (the “Reporting Period”), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which SPS acted as servicer involving publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, for which the Company provides primary servicing (the “Platform”);

2.

The Company has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the “Vendors”), to perform specific, limited or scripted activities, and SPS elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors’ activities as set forth in Appendix A hereto;

3.	Except as set forth in paragraph 4 below, SPS used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.

The criteria listed in the column titled “Inapplicable Servicing Criteria” on Appendix A hereto are inapplicable to SPS based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5.	The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2018 and for the Reporting Period with respect to the Platform taken as a whole;

6.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the Reporting Period with respect to the Platform taken as a whole;

7.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the Reporting Period with respect to the Platform taken as a whole; and

8.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report on SPS’s assessment of compliance with the applicable servicing criteria as of December 31, 2018 and for the Reporting Period.

Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc.

By:	/s/ Timothy J. O’Brien
Name: Timothy J. O’Brien
Title: CEO

February 22, 2019

APPENDIX A

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE SERVICING CRITERIA
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.			X

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X1

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

[1]

With respect to applicable servicing criterion 1122(d)(1)(v), the Company has assessed compliance for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance’s Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03, as applicable, for the entire assessment period as of and for the year ended December 31, 2018.

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE SERVICING CRITERIA

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 240 13k-1(b)(1) of this chapter.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) Are mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.			X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.			X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.			X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.			X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.			X

1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements.			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.			X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE SERVICING CRITERIA

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) Such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X	X2

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X	X2

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X	X2

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.			X

[2]	SPS outsources a portion of the servicing criterion to Vendors and the Company has elected to take responsibility for assessing such Vendors’ compliance with the servicing criterion.

Agreement Name Aames ~ 2005-4 Aames ~ 2006-1 ABFC 2006-HE1
ABFS 2003-1
ABFS 2003-2
ABS 2000-LB1
ABS Loan Trust
ABS Loan Trust II
ABS Loan Trust III
ABS Loan Trust V
ABSC ~ 2005-HE3
ABSC ~ 2005-HE5
ABSC ~ AEG 2006-HE1
ABSC ~ AMQ 2006-HE7
ABSC ~ AMQ 2007-HE2
ABSC ~ MO 2006-HE6
ABSC ~ NC 2006-HE4
ABSC ~ RFC 2007-HE1
ABSC 1999-LB1
Accredited ~ 2002-1
Accredited ~ 2002-2
Accredited ~ 2003-1
Accredited ~ 2003-2
Accredited ~ 2003-3
Accredited ~ 2004-1
Accredited ~ 2004-3
Accredited ~ 2004-4
Accredited ~ 2005-1
Accredited ~ 2005-2
Accredited ~ 2005-3
Accredited ~ 2005-4
Accredited ~ 2006-1
Accredited ~ 2006-2
Accredited ~ 2007-1
ACE ~ 2006-FM2
ACE ~ 2006-NC2
ACE ~ 2006-NC3
ACE ~ 2007-HE2
ACE ~ 2007-WM1
AEGIS 2003-1
AEGIS 2003-2

AEGIS 2003-3
AEGIS 2004-1
AEGIS 2004-3
AEGIS 2004-4
AFC 1997-3
AFC 1997-4
AFC 1998-1
AFC 1998-2
AFC 1998-3
AFC 1998-4
AFC 1999-1
AFC 1999-2
AFC 1999-3
AFC 1999-4
AFC 2000-1
AFC 2000-2
AFC 2000-3
AFC 2000-4
Angel Oak - AOPB
Angel Oak - Greenleaf II
Angel Oak Home Loans
Angel Oak Mortgage Solutions Greenleaf II
Angel Oak REI TRS
Angelo Gordon - Interim Servicing
Annaly Whole Loan Servicing Agreement
AOMF TRS
AOMS Greenleaf II
AOMS Real Estate Investment TRS Trust I
AOMT 2016-1
AOMT 2017-1
AOMT 2017-2
AOMT 2017-3
AOMT 2018-1
AOMT 2018-2
AOMT 2018-3
AOREIT TRS II
ARC 2004-1
Athene 2016
Athene Annuity 2016
BAFC 2005-7
BAFC 2006-J
BAFC 2008-1

BANA Subservicing ~ Collection Agency
Banco Popular ~ Whole Loan
BNY Mellon Subservicing
BNY Mellon Subservicing 2
BofA~Warehouse
Brighthouse Life Insurance Co. MSR Owned-HYBRID
Brighthouse Life Insurance Company
BSAAT ~ 2007-1
BSAB ~ 2006-AC1
BSAB ~ 2006-AC2
BSABS ~ 2004-1
BSABS ~ 2004-FR3
BSABS ~ 2004-HE10
BSABS ~ 2004-HE11
BSABS ~ 2004-HE5
BSABS ~ 2004-HE6
BSABS ~ 2004-HE7
BSABS ~ 2004-HE9
BSABS ~ 2005-1
BSABS ~ 2005-2
BSABS ~ 2005-3
BSABS ~ 2005-4
BSABS ~ 2005-AC5
BSABS ~ 2005-AC6
BSABS ~ 2005-AC8
BSABS ~ 2005-AQ1
BSABS ~ 2005-EC1
BSABS ~ 2005-FR1
BSABS ~ 2005-HE1
BSABS ~ 2005-HE10
BSABS ~ 2005-HE11
BSABS ~ 2005-HE12
BSABS ~ 2005-HE2
BSABS ~ 2005-HE3
BSABS ~ 2005-HE4
BSABS ~ 2005-HE5
BSABS ~ 2005-HE6
BSABS ~ 2005-HE7
BSABS ~ 2005-HE8
BSABS ~ 2005-HE9
BSABS ~ 2005-SD3
BSABS ~ 2006-1

BSABS ~ 2006-2
BSABS ~ 2006-3
BSABS ~ 2006-4
BSABS ~ 2006-AC4
BSABS ~ 2006-AQ1
BSABS ~ 2006-EC1
BSABS ~ 2006-EC2
BSABS ~ 2006-HE1
BSABS ~ 2006-HE10
BSABS ~ 2006-HE2
BSABS ~ 2006-HE3
BSABS ~ 2006-HE4
BSABS ~ 2006-HE5
BSABS ~ 2006-HE6
BSABS ~ 2006-HE7
BSABS ~ 2006-HE8
BSABS ~ 2006-HE9
BSABS ~ 2006-PC1
BSABS ~ 2006-SD3
BSABS ~ 2006-SD4
BSABS ~ 2007 SD2
BSABS ~ 2007-2
BSABS ~ 2007-AC1
BSABS ~ 2007-AC2
BSABS ~ 2007-AC3
BSABS ~ 2007-AC4
BSABS ~ 2007-AC5
BSABS ~ 2007-AC6
BSABS ~ 2007-AQ1
BSABS ~ 2007-AQ2
BSABS ~ 2007-FS1
BSABS ~ 2007-HE1
BSABS ~ 2007-HE2
BSABS ~ 2007-HE3
BSABS ~ 2007-HE5
BSABS ~ 2007-HE6
BSABS ~ 2007-HE7
BSABS ~ 2007-SD3
BSABS 1999-2
BSABS 2000-2
BSABS 2001-3
BSABS 2002-1

BSABS 2002-2
BSABS 2003-1
BSABS 2003-2
BSABS 2003-3
BSABS 2003-ABF1
BSABS 2003-HE1
BSABS 2004-2
BSABS 2004-AC2
BSABS 2004-FR1
BSABS 2004-FR2
BSABS 2004-HE1
BSABS 2004-HE11 Seconds
BSABS 2004-HE2
BSABS 2004-HE3
BSABS 2004-HE4
BSABS 2004-HE8
BSABS 2004-SD1
BSABS 2004-SD2
BSABS 2004-SD3
BSABS 2004-SD4
BSABS 2005-AC2
BSABS 2005-AC3
BSABS 2005-AC4
BSABS 2005-AC7
BSABS 2005-AC9
BSABS 2005-AQ2
BSABS 2005-SD1
BSABS 2005-SD2
BSABS 2005-SD4
BSABS 2005-TC1
BSABS 2005-TC2
BSABS 2006-SD2
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC5
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2007-1
BSABS 2007-HE4

BSABS 2007-HE6 Seconds
BSABS 2007-SD1
BSALTA 2005-3
BSALTA 2005-4
BSALTA 2005-5
BSALTA 2005-7
BSALTA 2005-8
BSALTA ~ 2005-10
BSALT-A ~ 2005-8
BSALT-A ~ 2005-9
BSALTA ~ 2006-1
BSALT-A ~ 2006-1
BSALTA ~ 2006-2
BSALT-A ~ 2006-2
BSALTA ~ 2006-3
BSALTA ~ 2006-4
BSALTA ~ 2006-5
BSALTA ~ 2006-6
BSALTA ~ 2006-7
BSALTA ~ 2006-8
BSALTA ~ 2007-1
BSALTA ~ 2007-2
BSALTA ~ 2007-3
BSALTA 2004-1
BSALTA 2004-10
BSALTA 2004-11
BSALTA 2004-12
BSALTA 2004-2
BSALTA 2004-3
BSALTA 2004-4
BSALTA 2004-5
BSALTA 2004-6
BSALTA 2004-7
BSALTA 2004-8
BSALTA 2004-9
BSALTA 2005-2
BSALTA 2005-3
BSALTA 2005-4
BSALTA 2005-5
BSALTA 2005-7
BSALTA 2005-8
BSALTA 2005-9

BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSARM ~ 2005-12
BSARM ~ 2006-4
BSARM 2004-1
BSARM 2004-10
BSARM 2004-3
BSARM 2004-8
BSARM 2005-1
BSARM 2005-11
BSARM 2005-3
BSARM 2005-4
BSARM 2005-6
BSARM 2007-4
BSARM 2007-5
BSMF ~ 2006-AR1
BSMF ~ 2006-AR2
BSMF ~ 2006-AR3
BSMF ~ 2006-AR4
BSMF ~ 2006-AR5
BSMF ~ 2007-AR1
BSMF ~ 2007-AR2
BSMF ~ 2007-AR3
BSMF ~ 2007-AR4
BSMF ~ 2007-AR5
BSMF 2006-AC1
BSMF 2006-SL1 seconds
BSMF 2006-SL2
BSMF 2006-SL3
BSMF 2006-SL4
BSMF 2006-SL5
BSMF 2006-SL6
BSMF 2007-SL1
BSMF 2007-SL2
BSSLT 2007-1 seconds
BSSSI 1997-2
CDC ~ 2002-HE3

CDC ~ 2003-HE1
CFLAT ~ 2004-AQ1
CFLAT 2002-2
CFLAT 2002-3
CFLAT 2002-4
CFLAT 2003-1
CFLAT 2003-2
CFLAT 2003-3
CFLAT 2003-4
CFLAT 2003-5
CFLAT 2003-6
CFLAT 2003-C1
CFLAT 2004-1
CFLAT 2004-2
CFLAT 2004-OPT1
CFLX ~ 2005-1
CFLX ~ 2005-2
CFLX ~ 2006-2
CFLX ~ 2007-1
CFLX ~ 2007-2
CFLX ~ 2007-3
CFLX ~ 2007-M1
CFLX 2006-1
CHASE 2005-A1
CIM 2016-1
CIM 2016-2
CIM 2016-3
CIM 2016-FRE1
CIM 2017-1
CIM 2017-2
CIM 2017-3
CIM 2017-4
CIM 2017-5
CIM 2017-6
CIM 2018-NR1
CIM Trust 2017-7
CIM Trust 2018-R1
CIM Trust 2018-R2
Cityscape ~ 1996-2
CMFT ~ 2007-A1
CMFT 2004-S2
CMFT 2005-A2

CMFT 2005-S1
CMFT 2005-S2
CMFT 2005-S3
CMFT 2006-A1
CMFT 2006-S1
CMFT 2006-S2
CMFT 2006-S3
CMFT 2006-S4
CMFT 2007-A2
CMFT 2007-A3
CMFT 2007-S1
CMFT 2007-S2
CMFT 2007-S3
CMFT 2007-S4
CMFT 2007-S5
CMFT 2007-S6
CMLT 2007-FRE1
CMLTI ~ 2004-2
CMLTI ~ 2005-HE1
CMLTI ~ 2007-AHL2
CMLTI ~ 2007-AHL3
CMLTI 2006-HE2
CMLTI 2006-HE3
CMSC ~ 2012-CIM2
Coastal Fed Bank 1992-1
Conti ~ 1994-5
Conti ~ 1995-1
Conti ~ 1995-2
Conti ~ 1995-3
Conti ~ 1995-4
Conti ~ 1996-1
Conti ~ 1996-2
Conti ~ 1996-3
Conti ~ 1996-4
Conti ~ 1997-1
Conti ~ 1997-2
Conti ~ 1997-4
Conti ~ 1997-5
Conti ~ 1998-1
Conti ~ 1998-4
Conti ~ 1999-1
Conti ~ 1999-2

Conti ~ 1999-3
Conti ~ CTS ARMS 1995-1
Conti ~ Fannie Mae
CSAB ~ 2007-1
CSAB 2006-2
CSAB 2006-3
CSAB 2007-1
CSFB (Wells Fargo) ~ 2005-4
CSFB ~ 2001-1
CSFB ~ 2001-11
CSFB ~ 2001-26
CSFB ~ 2001-28
CSFB ~ 2001-33
CSFB ~ 2002-10
CSFB ~ 2002-18
CSFB ~ 2002-24
CSFB ~ 2002-5
CSFB ~ 2002-9
CSFB ~ 2003-CF14
CSFB ~ 2004-AR5
CSFB ~ 2004-CF2
CSFB ~ 2005-AGE1
CSFB ~ 2005-CF1
CSFB ~ Agency (2006)
CSFB ~ Alt-A Security_Generic
CSFB ~ AltA Warehouse
CSFB ~ Freddie Mac
CSFB ~ HEAT 2005-4
CSFB ~ HEAT 2005-7
CSFB ~ HEAT 2005-8
CSFB ~ HEAT 2005-9
CSFB ~ Interim Servicing
CSFB ~ Junior Liens
CSFB ~ Special Servicing
CSFB 2004-8
CSFB ABS ~ 2000-7
CSFB ABSC ~ 2002-HE1
CSFB ABSC ~ 2002-HE2
CSFB ABSC ~ 2003-HE1
CSFB ABSC ~ 2003-HE2
CSFB ABSC ~ 2005-HE4
CSFB ABSC ~ 2005-HE8

CSFB FNT ~ 2000-1
CSFB FNT ~ 2001-1
CSFB FNT ~ 2001-4
CSFB HE ~ 2001-HE17
CSFB HE ~ 2001-HE20
CSFB HE ~ 2001-HE22
CSFB HE ~ 2001-HE8
CSFB HE ~ 2002-HE1
CSFB HE ~ 2002-HE11
CSFB HE ~ 2002-HE16
CSFB HEAT ~ 2002-1
CSFB HEAT ~ 2002-2
CSFB HEAT ~ 2002-3
CSFB HEAT ~ 2002-4
CSFB HEAT ~ 2002-5
CSFB HEAT ~ 2003-1
CSFB HEAT ~ 2003-2
CSFB HEAT ~ 2003-3
CSFB HEAT ~ 2005-1
CSFB HEAT ~ 2005-2
CSFB HEAT ~ 2005-3
CSFB HEAT ~ 2005-5
CSFB HEAT ~ 2005-6
CSFB HEAT ~ 2006-1
CSFB HEMT ~ 2004-3
CSFB HEMT ~ 2005-2
CSFB HEMT ~ 2005-4
CSFB HEMT ~ 2005-5
CSFB HEMT ~ 2005-HF1
CSFB HEMT ~ 2006-3
CSFB HEMT ~ 2006-4
CSFB HEMT ~ 2006-5
CSFB HEMT ~ 2006-6
CSFB NonPerf ~ 2002-NP14
CSFB QMI ~ 1995-QE9
CSFB QMI ~ 1996-Q2
CSFB QMI ~ 1996-QA
CSMC ~ 2013-TH1
CSMC ~ 2006-9
CSMC ~ 2006-CF1
CSMC ~ 2006-CF2
CSMC ~ 2006-CF3

CSMC ~ 2007-1
CSMC ~ 2007-2
CSMC ~ 2007-3
CSMC ~ 2007-4
CSMC ~ 2007-5
CSMC ~ 2007-6
CSMC ~ 2007-7
CSMC ~ 2010-16
CSMC ~ 2012-9
CSMC ~ 2012-CIM1
CSMC ~ 2012-CIM3
CSMC ~ 2013-6
CSMC ~ 2013-7
CSMC ~ 2013-HYB1
CSMC ~ 2013-IVR1
CSMC ~ 2013-IVR2
CSMC ~ 2013-IVR3
CSMC ~ 2013-IVR4
CSMC ~ 2013-IVR5
CSMC 2006-3
CSMC 2006-4
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
CSMC 2007-1
CSMC 2007-3
CSMC 2007-5
CSMC 2007-6
CSMC 2007-7
CSMC 2014-IVR1
CSMC 2014-IVR2
CSMC 2014-IVR3
CSMC 2014-OAK1
CSMC 2014-SAF1
CSMC 2014-WIN1
CSMC 2014-WIN2
CSMC 2015-1
CSMC 2015-2
CSMC 2015-3
CSMC 2015-PR1
CSMC 2015-PR2
CSMC 2015-RPL5

CSMC 2015-WIN1
CSMC 2016-PR1
CSMC 2016-RPL1
CSMC 2017-1
CSMC 2017-2
CSMC 2017-FHA1
CSMC 2017-RPL1 HYBRID
CSMC 2017-RPL2
CSMC 2017-RPL3
CSMC 2018-J1
CSMC 2018-RPL1 HYBRID
CSMC 2018-RPL2
CSMC 2018-RPL3
CSMC 2018-RPL4
CSMC 2018-RPL5
CSMC 2018-RPL7 Hybrid
CSMC 2018-RPL8
CSMC 2018-RPL9
CSMC 2018-SP2
CSMC 2018-SP3
CSMC ARMT ~ 2007-1
CSMC ARMT ~ 2007-2
CSMC ARMT ~ 2007-3
CSMC HEAT ~ 2006-2
CSMC HEAT ~ 2006-3
CSMC HEAT ~ 2006-4
CSMC HEAT ~ 2006-5
CSMC HEAT ~ 2006-6
CSMC HEAT ~ 2006-7
CSMC HEAT ~ 2006-8
CSMC HEAT ~ 2007-1
CSMC HEAT ~ 2007-2
CSMC HEAT ~ 2007-3
CSMC HEMT ~ 2006-2
CSMLT 2015-1
CSMLT 2015-2
CSMLT 2015-3
CSSLT ~ 2006-1
CVF III Mortgage Loan Trust II
CVI LCF Mortgage Loan Trust I
CWABS ~ 2004-1
CWABS ~ 2005-15

CWABS 2004-10
CWABS 2004-15
CWABS 2004-7
CWABS 2005-11
CWABS 2005-17
CWABS 2005-3
CWABS 2005-4
CWABS 2006-11
CWABS 2006-8
CWABS 2007-2
CWABS 2007-7
CWALT ~ 2005-22T1
CWALT ~ 2005-55CB
CWALT ~ 2005-62
CWALT ~ 2007-OA10
CWALT 2005-18CB
CWALT 2005-45
CWALT 2005-66
CWALT 2006-J7
CWL ~ 2006-QH2
CWMBS ~ 2005-6
CWMBS ~ 2007-HY9
DBALT ~ 2007 AB-1
DBALT ~ 2007 AR-1
DBALT ~ 2007-BAR1
DBALT ~ 2007-OA3
DBALT-A ~ 2007-AR2
Deutsche ACE ~ 2002-HE3
Deutsche Bank ~ 2005-SD1
Deutsche Bank ~ 2005-SD2
Deutsche Bank ~ 2006-SD1
Deutsche Bank ~ 2006-SD2
Deutsche Bank ~ 2006-SD3
Deutsche Bank ~ ACE 2004-HE4
Deutsche Bank ~ ALT 2005-1
Deutsche Bank ~ ALT 2005-3
Deutsche Bank ~ ALT 2006-AF1
DLJ ABS ~ 2000-6
DSLA 2004-AR1
DSLA 2004-AR2
DSLA 2004-AR3
DSLA 2004-AR4

DSLA 2005-AR2
EMC MLT ~ 2005-A
EMC MLT ~ 2005-B
EMC MLT ~ 2006-A
EMC MLT 2001-A
EMC MLT 2002-A
EMC MLT 2002-B
EMC MLT 2003-A
EMC MLT 2003-B
EMC MLT 2004-A
EMC MLT 2004-B
EMC MLT 2004-C
Encore Credit ~ 2005-1
Encore Credit ~ 2005-2
Encore Credit ~ 2005-3
Encore Credit ~ 2005-4
Enterprise Bank of S.C. AARA
Enterprise Interim Servicing Agreement
Fairbanks ~ 1999-1
Fairbanks ~ Miscellaneous
Fannie Mae ~ Alt A
Fannie Mae ~ AltA MBS
Fannie Mae ~ AltA REO
Fannie Mae ~ Countrywide ARMS
Fannie Mae ~ Countrywide Fixed
Fannie Mae ~ Subprime
Fannie Mae REMIC Trusts
FBRSI 2005-5
FBRSI 2005-5- Seconds
FC Washington I, LP ~ Whole Loans
FFML ~ 2004-FF4
FFML ~ 2004-FF6
FFML ~ 2004-FF8
FFML ~ 2005-FFH1
FFML ~ 2005-FFH3
FFML ~ 2005-FFH4
FFML ~ 2006-FF1
FFML ~ 2006-FF13
FFML ~ 2006-FF5
FFML ~ 2006-FF7
FFML ~ 2006-FFH1
FFML ~ 2007-FF1

FFML ~ 2007-FF2
FFMLT ~ 2006-FF18
FFMLT ~ 2006-FF8
FFMLT 2002-FF3
FFMLT 2003-FF2
FFMLT 2003-FF4
FFMLT 2004-FF7
Fidelity ~ 1997-1
First City Capital ~ 1998-2
FIRST NLC 2005-4
FIRST NLC 2005-4 - Seconds
FLIC Mortgage Loan Trust 1
FLIC Servicing Agreement
Florida Community Bank ~ Whole Loans
FNMA 1998-W2
FNMA 2002-14
FNMA 2002-60
FNMA 2002-W8
Freddie Mac ~ Freddie Mac
Freddie Mac/FCC ~ REO - Various
FSA ~ Whole Loans
GAMLT 2017-RPL1
GIFM Holdings Trust
GMAC ~ Interim Servicing
GMFT ~ 2005-AR4
GMFT ~ 2005-AR5
GMFT ~ 2006-AR1
GMFT ~ 2006-AR2
GMFT ~ 2006-AR3
GMTA ~ 2005-AR1
GMTA ~ 2005-AR3
Goldman ~ 2001-1
Goldman GSAMP ~ 2006-HE3
Goldman GSAMP ~ 2006-HE4
Goldman GSAMP ~ 2006-HE5
Goldman Sachs - GSMC
Goldman Sachs - GSMS
Goldman Sachs - MTGLQ
GPMF 2005-AR2
Great Western ~ Whole Loans
Greenwich (Equifirst) ~ 2003-1
Greenwich (Soundview) ~ 2005-1

Greenwich (Soundview) ~ 2007-2
Greenwich ~ 2002-FFA
Greenwich ~ 2004-FFH4
Greenwich FASCO ~ 2003-FF1
GSAA 2004-NC1
GSAA 2005-MTR1
GSAA 2006-14
GSAA 2006-17
GSAA 2006-19
GSAA 2006-20
GSAA 2007-2
GSAA HE 2006-3
GSAA TRUST 2006-5
GSAMP ~ 2004-AR2
GSAMP ~ 2004-AR1
GSAMP ~ 2004-HE2
GSAMP ~ 2005-AHL
GSAMP ~ 2005-HE1
GSAMP ~ 2005-HE2
GSAMP ~ 2005-HE3
GSAMP 2003-AHL
GSAMP 2005-HE3
GSAMP 2005-S2 - Seconds
GSAMP 2006-S1- Seconds
GSAMP 2007-H1
GSMBS 2018-RPL1
GSR 2005-AR7
GSR 2006-9F
GSR 2007-1F
GSR 2007-4F
GSR 2007-5F
HarborView ~ 2006-1
HarborView ~ 2006-12
HarborView ~ 2007-1
HASC ~ 2007-HE1
HASC ~ 2007-HE2
HASC ~ 2007-NC1
HASC 2005-NC2
HASCO 2005-NC1
HBMT 2004-1
HBMT 2004-2
HBMT 2005-1

HBMT 2005-2 - Seconds
HBMT 2005-3
HBMT 2005-4
HBMT 2005-5
HBMT 2006-1
HBMT 2006-2
HBMT 2007-1
HEAT 2003-4
HEAT 2003-6
HEAT 2003-7
Hudson City ~ Whole Loans
HVMLT 2004-8
HVMLT 2005-11
HVMLT 2005-15
HVMLT 2005-6
HVMLT 2005-7
HVMLT 2006-8
HVMLT 2006-BU1
HVMLT 2006-SB1
HVMLT 2007-7
IMC ~ 1994-1
IMC ~ 1995-1
IMC ~ 1995-2
IMC ~ 1995-3
IMC ~ 1996-1
IMC ~ 1996-2
IMC ~ 1996-3
IMC ~ 1996-4
IMC ~ 1997-1
IMC ~ 1997-2
IMC ~ 1997-3
IMC ~ 1997-5
IMC ~ 1998-1
IMC ~ 1998-3
IMC ~ 1998-5
IMC~ChargeOffs
IMM 2003-1
IMM 2003-11
IMM 2003-11 No Mod
IMM 2003-4
IMM 2003-8
IMM 2004-3

IMM 2004-4
IMM 2004-5
IMM 2004-6
IMM 2004-7
IMM 2004-9
IMM 2005-1
IMM 2005-3
IMM 2005-4
IMM 2005-5
IMM 2005-6
IMM 2005-7
IMM 2006-3
IMM 2007-A
IMSA 2000-3
IMSA 2001-8
IMSA 2003-2
IMSA 2005-1
IMSA 2006-1
IMSA 2006-4
IMSA 2006-5
IMSA 2007-1
IMSA 2007-2
IMSA 2007-3
ITLA ~ 2002-01
IXIS ~ 2004-HE-4
IXIS ~ 2005 HE-3
IXIS ~ 2005-HE1
IXIS ~ 2005-HE2
JPALT ~ 2005-S1
JPALT ~ 2006 A2
JPALT ~ 2006-A1
JPALT ~ 2006-A3
JPALT ~ 2006-A7
JPALT ~ 2006-S1
JPALT ~ 2006-S3
JPALT ~ 2007 A1
JPALT ~ 2007-A2
JPALT ~ 2007-S1
JPALT 2005-A2
JPALT 2006-A1
JPALT 2006-A4
JPALT 2006-A5

JPALT 2006-A6
JPALT 2006-S2
JPALT 2006-S4
JPALT 2007-S1
JPMAC ~ 2005-FLD1
JPMAC ~ 2005-WMC1
JPMAC ~ 2006 RM1
JPMAC ~ 2006-ACC1
JPMAC ~ 2006-CH1
JPMAC ~ 2006-CH2
JPMAC ~ 2006-CW1
JPMAC ~ 2006-CW2
JPMAC ~ 2006-FRE1
JPMAC ~ 2006-FRE2
JPMAC ~ 2006-HE1
JPMAC ~ 2006-HE2
JPMAC ~ 2006-HE3
JPMAC ~ 2006-NC1
JPMAC ~ 2006-NC2
JPMAC ~ 2006-WMC1
JPMAC ~ 2006-WMC2
JPMAC ~ 2006-WMC3
JPMAC ~ 2006-WMC4
JPMAC ~ 2007-CH1
JPMAC ~ 2007-CH2
JPMAC ~ 2007-CH3
JPMAC ~ 2007-CH4
JPMAC ~ 2007-CH5
JPMAC ~ 2007-HE1
JPMC 2010-1
JPMMT ~ 2005-A8
JPMMT ~ 2006-A5
JPMMT ~ 2006-S2
JPMMT ~ 2006-S4
JPMMT ~ 2007-S1
JPMMT ~ 2007-S3
JPMMT 2004-A1
JPMMT 2004-A2
JPMMT 2004-A3
JPMMT 2004-A4
JPMMT 2004-A5
JPMMT 2004-A6

JPMMT 2004-S1
JPMMT 2004-S2
JPMMT 2005-A1
JPMMT 2005-A2
JPMMT 2005-A3
JPMMT 2005-A4
JPMMT 2005-A5
JPMMT 2005-A6
JPMMT 2005-A7
JPMMT 2005-S1
JPMMT 2005-S2
JPMMT 2005-S3
JPMMT 2006-A1
JPMMT 2006-A2
JPMMT 2006-A3
JPMMT 2006-A4
JPMMT 2006-A6
JPMMT 2006-A7
JPMMT 2006-S1
JPMMT 2006-S3
JPMMT 2006-S4
JPMMT 2007-A1
JPMMT 2007-A2
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-A5
JPMMT 2007-A6
JPMMT 2007-S1
JPMMT 2007-S2
JPMMT 2015-3
JPMMT 2015-6
JPMMT 2016-1
JPMMT 2016-3
JPMMT 2016-5
JPMorgan Chase ~ Whole Loans (FHA)
JPMorgan Mortgage ~ Whole Loans
JPMorgan Mortgage ~ Whole Loans - Repu Lns
JPMorgan Mortgage ~ Whole Loans (EMC)
LBMLT ~ 2000-1
LBMLT ~ 2001-1
LBMLT ~ 2001-2
LBMLT ~ 2003-2

LBMLT ~ 2003-3
LBMLT ~ 2003-4
LBMLT ~ 2004-1
LBMLT ~ 2004-2
LBMLT ~ 2004-3
LBMLT ~ 2004-4
LBMLT ~ 2004-5
LBMLT ~ 2004-6
LBMLT ~ 2005-1
LBMLT ~ 2005-2
LBMLT ~ 2005-3
LBMLT ~ 2005-WL1
LBMLT ~ 2005-WL2
LBMLT ~ 2005-WL3
LBMLT ~ 2006-1
LBMLT ~ 2006-10
LBMLT ~ 2006-11
LBMLT ~ 2006-2
LBMLT ~ 2006-3
LBMLT ~ 2006-4
LBMLT ~ 2006-5
LBMLT ~ 2006-6
LBMLT ~ 2006-7
LBMLT ~ 2006-8
LBMLT ~ 2006-9
LBMLT ~ 2006-A - Seconds
LBMLT ~ 2006-WL1
LBMLT ~ 2006-WL2
LBMLT ~ 2006-WL3
LBMLT Group 1 ~ 2002-1
LBMLT Group 1 ~ 2001-3
LBMLT Group 1 ~ 2001-4
LBMLT Group 1 ~ 2002-2 Group 1
LBMLT Group 1 ~ 2002-5
LBMLT Group 1 ~ 2003-1
LBMLT Group 2 ~ 2001-3
LBMLT Group 2 ~ 2001-4 Group 2
LBMLT Group 2 ~ 2002-1
LBMLT Group 2 ~ 2002-2 Group 2
LBMLT Group 2 ~ 2003-1
LBMLT Grp 2 ~ 2002-5 Grp 2
Lehman (SASCO) ~ 2007-BC3

Lehman (SASCO) ~ 2007-BC4
Lehman ~ HLS Charge Offs
Lehman ARC ~ 2001-BC6
Lehman ARC ~ 2002-BC10
Lehman ARC ~ 2002-BC6
Lehman ARC ~ 2002-BC7
Lehman ARC ~ 2002-BC8
Lehman FFMLT ~ 2005-FF10
Lehman FFMLT ~ 2005-FF3
Lehman FFMLT ~ 2005-FF9
Lehman FFMLT ~ 2006-FF10
Lehman FFMLT ~ 2006-FF12
Lehman FFMLT ~ 2006-FF15
Lehman FFMLT ~ 2006-FF17
Lehman FFMLT ~ 2006-FF2
Lehman FFMLT~ 2006-FF14
Lehman SAIL ~ 2003-BC1
Lehman SAIL ~ 2003-BC2
Lehman SAIL ~ 2003-BC3
Lehman SAIL ~ 2005-10
Lehman SAIL ~ 2006-3
Lehman SASCO ~ 2002-BC1
Lehman SASCO ~ 2002-HF2
Lehman SASCO ~ 2003-BC1
Lehman SASCO ~ 2003-BC2
Lehman SASCO 2001-8A
LMAT 2017-GS2
LMAT 2018-GS1
LMAT 2018-GS2
LMAT 2018-GS3
LMAT 2018-RPL4
LMT 2006-2
Loss Recovery Division ~ Generic
Loss Recovery Division ~ Conti
LUM 2005-1
LUM 2006-3
LUM 2006-4
LUM 2006-5
Luminent ~ 2006-2
Luminent 2007-1
MALT 2003-5
MALT 2005-6

MALT 2006-3
Marathon LRD
MARM 2005-8
MASTR 2003-WMC1
MASTR 2003-WMC2
MASTR 2004-1
MASTR 2004-HE1
MASTR 2005-1
MASTR 2005-HE1
MASTR 2005-HE2
MASTR 2006-3
MASTR 2006-HE1
MASTR 2006-WMC3
MASTR 2006-WMC4
MCMLT 2017-3
MCMLT 2018-1
MCMLT 2018-2
MCMLT 2018-3
MCMLT 2018-4
Merrill Lynch ~ 2002-AFC1
MESA 2003-1
MESA 2003-1- Seconds
MetLife Whole Loan
MFA 2017-RPL1
MFA 2018-NPL2
MFRA Trust 2014-1 Spartan
MFRA Trust 2016-1 - 5th Street
MLMI 2005-A2
Morgan Keegan ~ Reconstituted Agreement
Morgan Stanley ~ 2001-AM1
Morgan Stanley ~ 2002-AM1
MSAC ~ 2003-NC10
MSAC ~ 2004-HE1
MSAC ~ 2004-HE2
MSAC ~ 2004-HE4
MSAC ~ 2004-HE6
MSAC ~ 2004-HE7
MSAC ~ 2004-HE8
MSAC ~ 2004-HE9
MSAC ~ 2004-NC2
MSAC ~ 2004-NC3
MSAC ~ 2004-NC5

MSAC ~ 2004-NC8
MSAC ~ 2004-WMC3
MSAC ~ 2005-HE1
MSAC ~ 2005-HE2
MSAC ~ 2005-HE4
MSAC ~ 2005-HE5
MSAC ~ 2005-NC2
MSAC ~ 2005-WMC1
MSAC ~ 2005-WMC2
MSAC ~ 2005-WMC3
MSAC ~ 2005-WMC4
MSAC ~ 2005-WMC5
MSAC ~ 2005-WMC6
MSAC ~ 2006-HE5
MSAC ~ 2006-HE6
MSAC ~ 2006-HE7
MSAC ~ 2006-HE8
MSAC ~ 2006-NC5
MSAC ~ 2007-HE1
MSAC ~ 2007-HE2
MSAC ~ 2007-HE3
MSAC ~ 2007-HE4
MSAC ~ 2007-HE5
MSAC ~ 2007-HE6
MSAC ~ 2007-HE7
MSAC ~ 2007-NC1
MSAC ~ 2007-NC2
MSAC 2000-1
MSAC 2004-HE1
MSAC 2004-HE2
MSAC 2004-HE3
MSAC 2004-HE4
MSAC 2004-HE5
MSAC 2004-HE6
MSAC 2004-HE7
MSAC 2004-HE8
MSAC 2004-NC6
MSAC 2004-NC7
MSAC 2004-NC8
MSAC 2005-HE5
MSAC 2005-HE6
MSAC 2005-HE7

MSAC 2005-NC1
MSAC 2006-NC1
MSCI 2006-HE2
MSHEL ~ 2007-1
MSHEL ~ 2007-2
MSHEL 2005-2
MSHEL 2005-3
MSHEL 2006-2
MSHEL 2006-3
MSIX 2006-1
MSM 2004-5AR
MSM 2004-6AR
MSM 2004-7AR
MSM 2004-8AR
MSSTR 2005-2
MST 2017-1
National City/PNC ~ Whole Loan Agreement
Natixis ~ 2007-HE2
NEW CENTURY 2003-B
NewOak SJ-MAC Cayman Fund Trust 2015-1
NewOak SJ-MAC Cayman Fund Trust 2015-2
NewOak SJ-MAC Cayman Fund Trust 2015-3
NewOak SJ-MAC Cayman Fund Trust 2016-2
NewOak SJ-MAC Cayman Fund Trust 2016-3
NewOak SJ-MAC Cayman Fund Trust 2016-4
NewOak SJ-MAC Cayman Fund Trust 2017-1
NewOak SJ-MAC Cayman Fund Trust 2017-2
NewOak SJ-MAC Cayman Fund Trust 2017-3
NewOak SJ-MAC Cayman Fund Trust 2017-4
NewOak SJ-MAC Cayman Fund Trust 2018-1
NewOak SJ-MAC Cayman Star Trust 2016-1
NewOak SJ-MAC Cayman Star Trust 2016-2
NewOak SJ-Mac Cayman Star Trust 2016-3
NewOak SJ-MAC Cayman Star Trust 2017-1
Nomura ~ 2001-R1
Nomura ~ 2005-HE1
NRMLT 2017-RPL1
NRMLT 2018-3
NRMLT 2018-5
NRMLT 2018-RPL1
NRZ Inventory Trust
NRZ Pass-Through Trust VII

NRZ Pass-Through Trust VII-B
NRZ Pass-Through VI Parent LLC
NRZ Pass-Through VIII-B
NRZ Pass-ThroughTrust IX-B
Oaks Mortgage Trust 2015-2
OBX 2018-EXP1
OBX 2018-EXP2
Ocwen Master Servicing REO
PCHLT 2005-1
PCHLT 2005-1 - Seconds
PNC ~ Whole Loans 2010
PNC ~ 2000-1
PNC Agency
PPSI ~ 2004-WCW1
PPSI ~ 2004-WCW2
PPSI ~ 2005-WCW1
PPSI ~ 2005-WCW2
PPSI ~ 2005-WCW3
PRIME 2004-CL2
PRIME 2005-2
PRIME 2005-4
PRIME 2005-5
PRIME 2006-1
PRIME 2006-2
PRIME 2007-1
PRIME 2007-2
PRIME 2007-3
Principal Bank AARA
Principal Bank Whole Loans
Private 2005-QWH13
Private 2005-WH24
Private 2007-SARM-3 LEHMAN
RAAC 2005-SP3
RAAC 2006-RP1
RAAC 2007-RP3
RAAC 2007-RP4
RAAC 2007-SP2
RALI 2005-QA10
RALI 2005-QA7
RALI 2005-QA8
RALI 2005-QA9
RALI 2005-QS10

RALI 2005-QS11
RALI 2005-QS12
RALI 2005-QS13
RALI 2005-QS14
RALI 2005-QS15
RALI 2005-QS16
RALI 2005-QS3
RALI 2005-QS4
RALI 2005-QS5
RALI 2005-QS7
RALI 2005-QS9
RALI 2006-QS11
RALI 2006-QS12
RALI 2006-QS13
RALI 2006-QS14
RALI 2006-QS15
RALI 2006-QS16
RALI 2006-QS17
RALI 2006-QS18
RALI 2006-QS3
RALI 2006-QS4
RALI 2006-QS6
RALI 2006-QS7
RALI 2006-QS8
RALI 2006-QS9
RALI 2007-QA1
RALI 2007-QS1
RALI 2007-QS2
RALI 2007-QS3
RALI 2007-QS4
RALI 2007-QS5
RALI 2007-QS6
RALI 2007-QS7
RALI 2007-QS8
RAMP 2003-SL1
RAMP 2004-SL1
RAMP 2004-SL2
RAMP 2005-RS3
RAMP 2005-RS6
RAMP 2005-RS7
RAMP 2005-RS8
RAMP 2005-RS9

RAMP 2006-RS3
RAMP 2006-RS4
RAMP 2006-RS5
RAMP 2006-RS6
RAMP 2007-RS1
RAMP 2007-RS2
RAMP 2007-RZ1
RBSCG (Wells Fargo) ~ 2007-B
RFC 2006-WH5
RFC 2007-DBALT-RAMP1
RFC 2007-WH3
RFMSI 2005-S3
RFMSI 2005-SA3
RFMSI 2005-SA4
RFMSI 2006-S10
RFMSI 2006-S11
RFMSI 2006-S12
RFMSI 2006-S5
RFMSI 2006-S6
RFMSI 2006-S7
RFMSI 2006-S8
RFMSI 2006-S9
RFMSI 2007-S1
RFMSI 2007-SA1
SABR ~ 2004-DO1
SABR ~ 2004-DO2
SABR ~ 2004-OP1
SABR ~ 2005-EC1
SABR ~ 2005-FR3
SABR ~ 2005-HE1
SABR ~ 2006-FR1
SABR ~ 2006-FR3
SACO ~ 2006-9
SACO 1999-5
SACO 2000-1
SACO 2000-3
SACO 2004-2 - Seconds
SACO 2005-1
SACO 2005-10
SACO 2005-2
SACO 2005-3
SACO 2005-3 Firsts

SACO 2005-4
SACO 2005-5
SACO 2005-6
SACO 2005-7 Seconds
SACO 2005-8
SACO 2005-9
SACO 2006-10
SACO 2006-2 seconds
SACO 2006-3 seconds
SACO 2006-4
SACO 2006-5 seconds
SACO 2006-6 seconds
SACO 2006-7
SACO 2006-7 Seconds
SACO 2006-9
SACO 2007-1
SACO 2007-2 seconds
SACO I 1999-3
SAIL 2003-BC11
SAIL 2004-1
SAIL 2004-10
SAIL 2004-11
SAIL 2004-2
SAIL 2004-4
SAIL 2004-5
SAIL 2004-7
SAIL 2004-8
SAIL 2004-9
SAIL 2004-BNC2
SAIL 2005-1
SAIL 2005-2
SAIL 2005-3
SAIL 2005-8
SAIL 2005-9
SAIL 2005-HE3
SAIL 2006-3
SAIL 2006-4
SAIL 2006-BNC1
SAMI (Wells Fargo) ~ 2005-1
SAMI ~ 2005-AR7
SAMI ~ 2006-AR1
SAMI ~ 2006-AR4

SAMI ~ 2006-AR8
SAMI ~ 2007-AR1
SAMI ~ 2007-AR2
SAMI ~ 2007-AR3
SAMI ~ 2007-AR4
SAMI ~ 2007-AR5
SAMI ~ 2007-AR6
SAMI ~ 2007-AR7
SAMI 2003-AR3
SAMI 2004-AR1
SAMI 2004-AR2
SAMI 2004-AR3
SAMI 2004-AR4
SAMI 2004-AR5
SAMI 2004-AR6
SAMI 2004-AR7
SAMI 2004-AR8
SAMI 2005-AR1
SAMI 2005-AR2
SAMI 2005-AR3
SAMI 2005-AR5
SAMI 2005-AR6
SAMI 2006-AR3
SAMI 2006-AR7
SARM 2006-1
SASC ~ 2007-MLN1
SASCO 2004-18H
SASCO 2004-5H
SASCO 2005-NC1
SASCO 2005-NC2
SASCO 2006-BC1
SASCO 2006-BC4
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-GEL1
SCRT 2016-1
SCRT 2017-1
SCRT 2018-3
SCRT 2018-4
Sequoia Mortgage Trust ~ 2012-1
SG Capital Servicing Agreement
SGR 2018-PT1

SGR 2018-PT2
SGRMT 2017-1
SGRMT 2018-1
SLC 2018-1 Trust
SLST 2018-1
SLST 2018-2
SMRF Trust III
SMRF Trust III-A
Soundview 2005-4
Soundview 2005-4 - Seconds
Spartan Property Manager
Springleaf Whole Loans - 2014
SSP Capital Partners
STAR 2018-IMC1
STAR 2018-IMC2
SVHE 2007-2
Terwin ~ 2006-17HE
Terwin ~ 2006-3
Terwin ~ 2006-5
Terwin ~ 2006-7
Terwin ~ 2006-9HGA
Thornburg 2002-3
Thornburg 2002-4
Thornburg 2003-1
Thornburg 2003-2
Thornburg 2003-3
Thornburg 2003-4
Thornburg 2003-5
Thornburg 2003-6
Thornburg 2004-1
Thornburg 2004-2
Thornburg 2004-3
Thornburg 2004-4
Thornburg 2005-1
Thornburg 2005-2
Thornburg 2005-3
Thornburg 2005-4
Thornburg 2006-1
Thornburg 2006-2
Thornburg 2006-3
Thornburg 2006-4
Thornburg 2006-5

Thornburg 2006-6
Thornburg 2006-OA1
Thornburg 2007-1
Thornburg 2007-2
Thornburg 2007-4
Thornburg 2007-5
Thornburg 2008-1
TMST 2005-3
TMST 2007-3
Touchmark National Bank AARA
TOWD POINT REO 2013-04
TOWD POINT REO 2014-02
TOWD POINT REO 2014-04
TOWD POINT REO 2014-07
TOWD POINT REO 2014-R4
TOWD POINT REO 2014-RM1
TOWD POINT REO 2015-5 RP
TOWD POINT REO 2015-LM3
TOWD POINT REO 2015-LM4
TOWD POINT REO 2016-PM4
TOWD POINT REO 2016-PM6
TOWD POINT REO 2017-PM13
TOWD POINT REO AG 2017-PM13
TOWD POINT RMBS 2014-04
TOWD POINT RMBS 2014-07
TOWD POINT RMBS 2014-8
TOWD POINT RMBS 2014-R4
TOWD POINT RMBS 2014-R5
TOWD POINT RMBS 2015-6 RP
TOWD POINT RMBS 2015-LM4
TOWD POINT RMBS 2016-PM19
TOWD POINT RMBS 2017-PM13
TPMFT 2014-NP1
TPMFT 2015-2 RP-GRP 1
TPMFT 2015-2 RP-GRP 2
TPMFT 2015-4 RP
TPMFT 2015-5 RP
TPMFT 2015-6 RP
TPMFT 2016-1 RP
TPMFT 2016-2 RP
TPMFT 2016-3 RP
TPMFT 2016-4 RP

TPMFT 2016-5 RP
TPMFT 2016-JLAM
TPMFT 2017-1RP
TPMFT 2017-2RP
TPMFT 2017-3RP
TPMFT 2017-4RP
TPMFT 2017-6RP
TPMFT 2017-PM13 HC
TPMFT 2017-PM18
TPMFT 2017-PM20 HC
TPMFT 2017-PM22 HC
TPMFT 2018-PM10
TPMFT 2018-PM10 HC
TPMFT 2018-PM11
TPMFT 2018-PM12
TPMFT 2018-PM13
TPMFT 2018-PM16
TPMFT 2018-PM17
TPMFT 2018-PM18
TPMFT 2018-PM19
TPMFT 2018-PM20
TPMFT 2018-PM21 - HYBRID
TPMFT 2018-PM6
TPMFT AG 2017-PM5
TPMFT AG 2017-PM8
TPMFT Amended Restated Agreement
TPMFT BOA Legacy 2018
TPMFT CITI Legacy 2018
TPMFT CS Legacy 2018
TPMFT JPM Legacy 2018
TPMFT REO 2014-NP1
TPMFT REO 2017-1RP
TPMFT REO 2017-PM14
TPMFT REO 2017-PM18
TPMFT REO 2017-PM20
TPMFT REO 2017-PM22
TPMFT REO 2018-PM10
TPMFT REO 2018-PM3
TPMFT REO CITI Legacy 2018
TPMFT REO WFS Legacy 2018
TPMFT RMBS 2014-NP1
TPMFT RMBS 2017-PM22

TPMFT RMBS 2017-PM22 HC
TPMFT RMBS 2018-PM10
TPMFT RMBS CITI Legacy 2018
TPMFT RMBS WFS Legacy 2018
TPMFT WFS Legacy 2018
TPMT ~ 2015-1
TPMT 2015-2
TPMT 2015-2 Group 2
TPMT 2015-3
TPMT 2015-4
TPMT 2015-5
TPMT 2015-6
TPMT 2016-1
TPMT 2016-2
TPMT 2016-3
TPMT 2016-4
TPMT 2016-5
TPMT 2017-1
TPMT 2017-2
TPMT 2017-3
TPMT 2017-4
TPMT 2017-5
TPMT 2017-6
TPMT 2017-FRE1
TPMT 2017-FRE2
TPMT 2018-1
TPMT 2018-2
TPMT 2018-3
TPMT 2018-4
TPMT 2018-5
TPMT 2018-6
TPMT 2018-SJ1
Truman ~ 2002-1
Truman ~ 2002-2
Truman ~ 2004-2
UCFC 1998-C
UCFC 1998-D
WAMCO Whole Loan Servicing Agreement
WAMMS 2004-RA1
WAMMS 2004-RA2
WAMMS 2004-RA3
WAMMS 2004-RA4

WAMMS 2005-RA1
WAMU ~ 2007-OA6
WAMU ~ 2005-AR1
WAMU ~ 2005-AR11
WAMU ~ 2005-AR13
WAMU ~ 2005-AR15
WAMU ~ 2005-AR17
WAMU ~ 2005-AR19
WAMU ~ 2005-AR2
WAMU ~ 2005-AR6
WAMU ~ 2005-AR8
WAMU ~ 2006 AR-1
WAMU ~ 2006-AR11
WAMU ~ 2006-AR12
WAMU ~ 2006-AR13
WAMU ~ 2006-AR14
WAMU ~ 2006-AR15
WAMU ~ 2006-AR17
WAMU ~ 2006-AR18
WAMU ~ 2006-AR19
WAMU ~ 2006-AR5
WAMU ~ 2006-AR7
WAMU ~ 2006-AR9
WAMU ~ 2007-HE1
WAMU ~ 2007-HE2
WAMU ~ 2007-HE3
WAMU ~ 2007-HE4
WAMU ~ 2007-HY1
WAMU ~ 2007-HY2
WAMU ~ 2007-HY3
WAMU ~ 2007-HY4
WAMU ~ 2007-HY5
WAMU ~ 2007-HY6
WAMU ~ 2007-HY7
WAMU ~ 2007-OA1
WAMU ~ 2007-OA2
WAMU ~ 2007-OA3
WAMU ~ 2007-OA4
WAMU ~ 2007-OA5
WaMu 2001 - AR3
WaMu 2001-7
WaMu 2002 - AR14

WaMu 2002 - AR15
WaMu 2002 - AR17
WaMu 2002 - AR18
WaMu 2002 - AR19
WaMu 2002 - AR2
WaMu 2002 - AR6
WaMu 2002 - AR9
WAMU 2002-AR16
WaMu 2003 - AR1
WaMu 2003 - AR10
WaMu 2003 - AR11
WaMu 2003 - AR12
WaMu 2003 - AR4
WaMu 2003 - AR5
WaMu 2003 - AR6
WaMu 2003 - AR7
WaMu 2003 - AR8
WaMu 2003 - AR9
WAMU 2003-AR2
WAMU 2003-S11
WAMU 2004-AR1
WAMU 2004-AR10
WAMU 2004-AR11
WAMU 2004-AR12
WAMU 2004-AR13
WAMU 2004-AR14
WAMU 2004-AR2
WAMU 2004-AR3
WAMU 2004-AR4
WAMU 2004-AR5
WAMU 2004-AR6
WAMU 2004-AR7
WAMU 2004-AR8
WAMU 2004-AR9
WAMU 2004-CB1
WAMU 2004-CB2
WAMU 2004-CB3
WAMU 2004-CB4
WAMU 2004-S1
WAMU 2004-S2
WAMU 2004-S3
WAMU 2005-AR10

WAMU 2005-AR12
WAMU 2005-AR14
WAMU 2005-AR16
WAMU 2005-AR18
WAMU 2005-AR3
WAMU 2005-AR4
WAMU 2005-AR5
WAMU 2005-AR7
WAMU 2005-AR9
WAMU 2006-AR10
WAMU 2006-AR16
WAMU 2006-AR2
WAMU 2006-AR3
WAMU 2006-AR4
WAMU 2006-AR6
WAMU 2006-AR8
White Mountain ~ Warehouse
WMABS ~ 2006-HE1
WMABS ~ 2006-HE2
WMABS ~ 2006-HE4 - Seconds
WMABS ~ 2006-HE5
WMABS ~ 2007-HE2
WMABS 2006-HE1
WMABS 2006-HE3
WMABS 2006-HE4
WMABS 2007-HE1
WMALT ~ 2005-10
WMALT ~ 2005-4
WMALT ~ 2005-8
WMALT ~ 2006-1
WMALT ~ 2006-2
WMALT ~ 2006-3
WMALT ~ 2006-4
WMALT ~ 2006-5
WMALT ~ 2006-6
WMALT ~ 2006-7
WMALT ~ 2006-8
WMALT ~ 2006-AR10
WMALT ~ 2006-AR2
WMALT ~ 2006-AR3
WMALT ~ 2006-AR4
WMALT ~ 2006-AR5

WMALT ~ 2006-AR6
WMALT ~ 2006-AR7
WMALT ~ 2006-AR8
WMALT ~ 2006-AR9
WMALT ~ 2007-2
WMALT ~ 2007-HY1
WMALT ~ 2007-OA1
WMALT ~ 2007-OA2
WMALT ~ 2007-OA3
WMALT ~ 2007-OA4
WMALT ~ 2007-OA5
WMALT ~ 2007-OC1
WMALT ~ 2007-OC2
WMALT 2005-1
WMALT 2005-11
WMALT 2005-2
WMALT 2005-3
WMALT 2005-5
WMALT 2005-6
WMALT 2005-7
WMALT 2005-9
WMALT 2005-AR1
WMALT 2006-9
WMALT 2006-AR1
WMALT 2007-1
WMALT 2007-3
WMALT 2007-4
WMALT 2007-5
WMALT 2007-HY2